UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                       CORNERSTONE PROGRESSIVE RETURN FUND
                (Name of Registrant as Specified in Its Charter)

                        ---------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee  paid:
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount previously paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                       CORNERSTONE PROGRESSIVE RETURN FUND
                               305 Madison Avenue
                               New York, NY 10165

                       ---------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 21, 2009

                       ---------------------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Cornerstone Progressive Return Fund, a Delaware statutory trust (the "Fund"), will be held at 12:00 noon, eastern time, on April 21, 2009 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of six trustees to hold office until the year 2010 Annual Meeting of Shareholders (Proposal No. 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on February 17, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report may be ordered free of charge by any shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 305 Madison Avenue, New York, NY 10165, or by calling collect (513) 326-3597.



                                           By Order of the Board of Trustees


                                           Gary A. Bentz
                                           Secretary



Dated: March 2, 2009

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS                            VALID SIGNATURE
------------------                            ---------------

(1) ABC Corp.                                 ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.                                 John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                   John Doe
(4) ABC Corp. Profit Sharing Plan             John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust                                 Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78      Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA.            John B. Smith
(2) John B. Smith                             John B. Smith, Jr., Executor

                       CORNERSTONE PROGRESSIVE RETURN FUND
                               305 Madison Avenue
                            New York, New York 10165

                       ---------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          to be held on April 21, 2009

                       ---------------------------------


GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Cornerstone Progressive Return Fund, a Delaware statutory trust (the "Fund") for use at the Annual Meeting of Shareholders for the year 2009 (the "Meeting") to be held 12:00 noon, eastern time, on April 21, 2009 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Fund ("Shareholder(s)") on or about March 2, 2009.

         Any Shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Shareholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, Glenn W. Wilcox, Sr., and Ralph
W. Bradshaw, as the nominees for Trustee.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding common shares of beneficial interest, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         At least one-third of the Fund's Shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund or Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator").

         Only holders of issued and outstanding common shares of beneficial interest of record at the close of business on February 17, 2009 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per common share so held. The number of common shares of beneficial interest outstanding on February 17, 2009 was 9,336,920. The Fund is a diversified closed-end management investment company.

         Copies of the Fund's most recent annual report may be ordered free of charge to any Shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 305 Madison Avenue, New York, NY 10165, or by calling collect (513) 326-3597. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to Shareholders on or about March 2, 2009.

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

         At the Meeting, Shareholders will be asked to elect six Trustees to hold office until the year 2010 Annual Meeting of Shareholders or thereafter until each of their respective successors is duly elected and qualified. If elected, each nominee has consented to serve as a Trustee of the Fund until his successor is duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of six nominees. Each nominee has indicated that he will serve if elected, and the Board of Trustees has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Trustees:


                                                  NOMINEES
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND      DIRECTORSHIPS HELD
NAME AND                POSITION(S)   TERM OF                                             COMPLEX      BY NOMINEE FOR
ADDRESS(1)              WITH          OFFICE      PRINCIPAL OCCUPATION OVER               OVERSEEN     TRUSTEE OUTSIDE OF
(BIRTH DATE)            FUND          SINCE       PAST 5 YEARS                            BY TRUSTEE   FUND COMPLEX*
--------------------------------------------------------------------------------------------------------------------------
                                                 NON-INTERESTED NOMINEES

Thomas H. Lenagh        Trustee;      2007        Independent Financial Advisor;          3            Director of Adams
(Nov. 1924)             Audit,                    Director of Photonics Products Group;                Express Company,
                        Nominating and            Director of Cornerstone Total Return                 Petroleum and Resources
                        Corporate                 Fund, Inc. and Cornerstone Strategic                 Corporation, and
                        Governance                Value Fund, Inc.                                     PPGI Industries
                        Committee
                        Member

Edwin Meese III         Trustee;      2007        Distinguished Fellow, The Heritage      3            Director of Carrington
(Dec. 1931)             Audit,                    Foundation Washington D.C.;                          Laboratories, Inc.
                        Nominating and            Distinguished Visiting Fellow at the
                        Corporate                 Hoover Institution, Stanford
                        Governance                University; Senior Adviser,
                        Committee                 Revelation L.P.; Director of
                        Member                    Cornerstone Total Return Fund, Inc. and
                                                  Cornerstone Strategic Value Fund, Inc.

Scott B. Rogers         Trustee;      2007        Chairman, Board of Health Partners,     3            Chairman and Director,
(July 1955)             Audit,                    Inc.; Chief Executive Officer,                       Recycling Unlimited;
                        Nominating and            Asheville Buncombe Community                         Director of A-B
                        Corporate                 Christian Ministry; and President,                   Vision Board,
                        Governance                ABCCM Doctor's Medical Clinic;                       Interdenominational
                        Committee                 Appointee, NC Governor's Commission                  Ministerial Alliance,
                        Member                    on Welfare to Work; Director of                      Faith Partnerships, Inc.
                                                  Cornerstone Total Return Fund, Inc. and
                                                  Cornerstone Strategic Value Fund, Inc.


                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND        DIRECTORSHIPS HELD
NAME AND               POSITION(S)    TERM OF                                            COMPLEX        BY NOMINEE FOR
ADDRESS(1)             WITH           OFFICE       PRINCIPAL OCCUPATION OVER             OVERSEEN       TRUSTEE OUTSIDE OF
(BIRTH DATE)           FUND           SINCE        PAST 5 YEARS                           BY TRUSTEE    FUND COMPLEX*
-----------------------------------------------------------------------------------------------------------------------------
                                                NON-INTERESTED NOMINEES (CONTINUED)

Andrew A. Strauss         Trustee;       2007      Attorney and senior member of          3             Director of Deerfield
(Nov. 1953)               Chairman of              Strauss & Associates, P.A.,                          Episcopal Retirement
                          Nominating               Attorneys, Asheville and                             Community
                          and Corporate            Hendersonville, NC; previous
                          Governance               President of White Knight
                          Committee and            Healthcare, Inc. and LMV Leasing,
                          Audit Committee          Inc., a wholly owned
                          Member                   subsidiary of Xerox Credit
                                                   Corporation; Director of Cornerstone
                                                   Total Return Fund, Inc. and
                                                   Cornerstone Strategic Value Fund, Inc.

Glenn W. Wilcox, Sr.     Trustee;       2007       Chairman of the Board of               3             Director of Wachovia
(Dec. 1931)              Chairman of               Tower Associates, Inc.;                              Corp. WNC Regional
                         Audit Committee           Chairman of the Board and Chief                      Advisory Board;
                         and Nominating            Executive Officer of Wilcox Travel                   Director of Champion
                         and Corporate             Agency, Inc.; Director of                            Industries, Inc.
                         Governance                Cornerstone Total Return Fund, Inc..
                         Committee                 and Cornerstone Strategic Value
                         Member                    Fund, Inc.


                                       INTERESTED TRUSTEE NOMINEE

Ralph W.Bradshaw        Chairman        2007      President, Cornerstone Advisors,       3
(Dec. 1950)**           of the Board              Inc.; Financial Consultant; President
                        of Trustees               and Director of Cornerstone Total
                        and President             Return Fund, Inc. and
                                                  Cornerstone Strategic Value Fund, Inc.

-------------
     (1) The mailing address of each Trustee with respect to Fund operations is 305 Madison Avenue, New York, NY 10165.
     * As of December 31, 2008, the Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc., all of which are managed by Cornerstone Advisors, Inc. Each of the above Trustees oversee all of the Funds in the Fund Complex.
     ** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

         The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2008. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.


                             DOLLAR RANGE OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY
                             SECURITIES IN                   SECURITIES IN ALL FUNDS OVERSEEN BY
NAME                         THE FUND                        TRUSTEES IN FUND COMPLEX
--------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Edwin Meese III               0                               0
Andrew A. Strauss             0                               $1-$10,000
Thomas H. Lenagh              $1-$10,000                      $1-$10,000
Glenn W. Wilcox Sr.           $1-$10,000                      $10,001-$50,000
Scott B. Rogers               $50,001-$100,000                $50,001-$100,000

INTERESTED TRUSTEE

Ralph W.Bradshaw             $10,001-$50,000                  $50,001-$100,000


                                    EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current officers of the Fund are:


NAME AND
ADDRESS (1)                                       TERM OF
(BIRTH DATE)             POSITION WITH FUND       OFFICE SINCE        PRINCIPAL OCCUPATION OVER PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
William A. Clark         Vice President           2007                Director and Stockholder of Cornerstone
(Oct. 1945)                                                           Advisors, Inc.; Vice President and former
                                                                      Director of Cornerstone Total Return Fund, Inc. and
                                                                      Cornerstone Strategic Value Fund, Inc.;
                                                                      Financial Consultant; former Director of
                                                                      Investors First Fund, Inc.

Gary A.Bentz             Chief Compliance         2007, 2008,         Chairman and Chief Financial Officer
(June 1956)              Officer; Secretary, and  2009                of Cornerstone Advisors, Inc.; previous
                         Assistant Treasurer                          Director, Vice President and Treasurer of
                                                                      Cornerstone Strategic Value Fund, Inc. and
                                                                      Cornerstone Total Return Fund, Inc.; Financial
                                                                      Consultant, C.P.A; Chief Compliance Officer,
                                                                      Secretary, and Assistant Treasurer of
                                                                      Cornerstone Total Return Fund, Inc. and Cornerstone
                                                                      Strategic Value Fund, Inc.

-----------
     (1)  The officers' address is the same as the Fund's.

         Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2008, to each Trustee of the Fund in his capacity solely as a Trustee of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                               TRUSTEE      AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM FUND AND
NAME OF TRUSTEE                SINCE        FROM FUND                 FUND COMPLEX* PAID TO TRUSTEE
--------------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.           2007         $15,000                   $47,000
Andrew A. Strauss              2007         $15,000                   $47,000
Edwin Meese III                2007         $15,000                   $46,000
Scott B. Rogers                2007         $15,000                   $47,000
Thomas H. Lenagh               2007         $15,000                   $47,000
Ralph W. Bradshaw              2007         0                         0

-----------
     * For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Total Return Fund, Inc., all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2008.

         TRUSTEE TRANSACTIONS WITH FUND AFFILIATES. As of December 31, 2008, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

         Each of the Trustees attended at least seventy-five (75%) percent of the six meetings of the Board of Trustees (including regularly scheduled and special meetings) held during the period for which he was a Trustee.

THE AUDIT COMMITTEE

         During the calendar year ended December 31, 2008, the Audit Committee was composed of all Trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers. The Board of Trustees has adopted an audit committee charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2008 calendar year.

         The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers, all of whom are Trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

         The Committee will consider all nominees recommended by Shareholders of the Fund, so long as Shareholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all Trustee nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Trustee responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Shareholder-recommended candidates by applying the same criteria used to evaluate Trustee-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Shareholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2010 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 2, 2009. Shareholders wishing to submit proposals or Trustee nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on December 2, 2009 nor earlier than the close of business on November 2, 2009. Shareholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Shareholder proposals and Trustee nominations.

         In 2009, the Committee met and discussed the nomination of the Trustees of the Fund for the 2009 Annual Meeting of Shareholders. Each Nominee was recommended by the non-interested Trustees.

REQUIRED VOTE

         Trustees are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of common shares of beneficial interest of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Trustees.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, THOMAS H. LENAGH, EDWIN MEESE III, SCOTT
B. ROGERS, ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS TRUSTEES OF THE FUND.


                             AUDIT COMMITTEE REPORT

         In 2009, the Audit Committee met with the Fund's Administrator and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the inception date of the Fund to December 31, 2008. The Fund's independent public accounting firm represented to the Audit Committee that the Fund's Financial statements were prepared in accordance with U.S. generally accepted Accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report for the period ending December 31, 2008 filed with the Securities and Exchange Commission ("SEC").

         This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

     The Audit Committee of the Board of Trustees has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.


                                             Respectfully submitted,


                                             Glenn W. Wilcox, Sr.
                                             Andrew A. Strauss
                                             Scott B. Rogers
                                             Edwin Meese III
                                             Thomas H. Lenagh


         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Fund's independent registered public accounting firm for the period ended December 31, 2008, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2009.

         A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Shareholders, but may be available by telephone to respond to appropriate questions from Shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the years ended December 31, 2008 and December 31, 2007 were:

        SERVICE                            2008                   2007
--------------------------------------------------------------------------------
        Audit Fees                         $ 14,100               $ 13,600
        Audit-Related Fees (1)                    0                  1,000
        Tax Fees (2)                          3,000                  2,700
        All Other Fees                            0                      0
        Total                              $ 17,100               $ 17,300

-----------
     (1) Audit-Related Fees include charges related to the audit of seed capital.

     (2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

         All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. The Audit Fees for the years ended December 31, 2008 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the year ended December 31, 2008 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. "All Other Fees" includes fees incurred related to merger, accounting research, and other special projects.

         The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the period ended December 31, 2008, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

         Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since the Fund's inception, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to other closed-end funds, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. Messrs. Bradshaw, Bentz and Clark are the only shareholders of the Investment Adviser.

         Mr. Bradshaw, an owner of Cornerstone Advisors, Inc., is President and Chairman of the Board of Trustees of the Fund. Mr. Bentz, currently Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund, and Mr. Clark, Vice President of the Fund, are also owners of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw, Bentz, and Clark is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

         Ultimus Fund Solutions, LLC, whose address is 305 Madison Avenue, New York, NY 10165, currently acts as the Administrator of the Fund.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's Trustees and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its trustees and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's trustees and officers, the Fund's Investment Adviser and its Trustees and officers have complied with all applicable filing requirements during the year ended December 31, 2008.

                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

         The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on February 17, 2009:

NAME AND ADDRESS                    AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP        PERCENT OF FUND
-------------------                 --------------------        ---------------
Doliver Capital Advisors, LP*       9,004,565 shares            96.4%
6363 Woodway, Suite 963
Houston, TX 77057

BPM Partners Ltd**                  674,700 shares              7.2%
5606 Cavanaugh
Houston, TX 77021

Ronald G. Olin***                   922,000 shares              9.9%
24 Browntown Rd.
Asheville, NC 28803

-----------
     * Based on amended Schedule 13G filed with the SEC on behalf of Doliver Capital Advisors, LP with respect to the Fund on February 13, 2009 (the "Filing"). The Filing reported that Doliver Capital Advisors, LP had shared dispositive power, but no voting power.
     ** Based on Schedule 13G filed with the SEC on behalf of BPM Partners Ltd. with respect to the Fund on September 21, 2007.
     *** Based on Schedule 13G filed with the SEC on behalf of Ronald G. Olin with respect to the Fund on September 21, 2007.

         Additionally, on February 17, 2009, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 9,332,493 shares of the Fund, equal to approximately 99.9% of the outstanding shares of the Fund. All the Trustees and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

         The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.


                                 OTHER BUSINESS

         The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.


                    PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

         All proposals by Shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders, to be held in the year 2010, must be received by the Fund addressed to Cornerstone Progressive Return Fund, c/o Ultimus Fund Solutions, LLC, 305 Madison Avenue, New York, NY 10165 in advance of the meeting as set forth in this document.



                                          CORNERSTONE PROGRESSIVE RETURN FUND




                                          Gary A. Bentz, Secretary

Dated: March 2, 2009

                       CORNERSTONE PROGRESSIVE RETURN FUND
                PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2009
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of Cornerstone Progressive Return Fund (the "Fund") hereby constitutes and appoints Messrs. William A. Clark, Andrew A. Strauss, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all common shares of beneficial interest of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Shareholders of the Fund to be held at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801 , on April 21, 2009 at 12:00 noon, Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of six Trustees; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no such direction is made, the said proxies will vote FOR Proposal1, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Shareholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF
                       CORNERSTONE PROGRESSIVE RETURN FUND

                                 April 21, 2009

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF TRUSTEES) AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of six (6) Trustees:

                                                  FOR          WITHHOLD

      Ralph W. Bradshaw                            / /             / /

      Thomas H. Lenagh                             / /             / /

      Edwin Meese III                              / /             / /

      Scott B. Rogers                              / /             / /

      Andrew A. Strauss                            / /             / /

      Glenn W. Wilcox, Sr.                         / /             / /

2. In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before the said Meeting or any adjournment thereof.

FOR          AGAINST         ABSTAIN

/ /           / /              / /

Your proxy is important to assure a quorum at the Annual Meeting of Shareholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF SHAREHOLDER____________________________ DATE___________________

SIGNATURE OF SHAREHOLDER____________________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.